Quarterly Holdings Report
for
Fidelity® MSCI Communication Services Index ETF
April 30, 2026
T09-NPRT3-0626
1.9584818.112

Schedule of Investments April 30, 2026 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 96.2%
		Shares	Value
COMMUNICATION SERVICES – 0.0%
Interactive Media & Services – 0.0%
fuboTV, Inc. Class A (a)		30,121	$371,091
DIVERSIFIED TELECOMMUNICATION SERVICES – 13.4%
Alternative Carriers – 2.3%
AST SpaceMobile, Inc. (a)		238,789	17,646,507
Cogent Communications Holdings, Inc.		52,208	1,182,511
Globalstar, Inc. (a)		53,808	4,428,398
Iridium Communications, Inc.		100,060	3,909,344
Liberty Global Ltd. Class C (a)		142,140	1,611,868
Liberty Global Ltd. Class A (a)		175,907	2,037,003
Liberty Latin America Ltd. Class A (a)		31,281	254,002
Liberty Latin America Ltd. Class C (a)		143,212	1,190,092
Lumen Technologies, Inc. (a)		1,034,255	9,142,814
			41,402,539
Integrated Telecommunication Services – 11.1%
AT&T, Inc.		2,621,113	68,489,683
Comcast Corp. Class A		1,754,101	47,430,891
GCI Liberty, Inc. Class C (a)		36,011	1,233,377
IDT Corp. Class B		22,455	1,126,118
Shenandoah Telecommunications Co.		49,537	779,217
Uniti Group, Inc.		164,940	1,951,240
Verizon Communications, Inc.		1,536,348	73,790,795
			194,801,321
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES	236,203,860
ENTERTAINMENT – 23.2%
Interactive Home Entertainment – 5.9%
Electronic Arts, Inc.		182,653	36,963,488
ROBLOX Corp. Class A (a)		535,194	29,574,820
Take-Two Interactive Software, Inc. (a)		172,127	36,793,868
			103,332,176
Movies & Entertainment – 17.3%
AMC Entertainment Holdings, Inc. Class A (a)		544,565	827,739
Atlanta Braves Holdings, Inc. Class C (a)		49,336	2,437,692
Atlanta Braves Holdings, Inc. Class A (a)		7,137	377,690
Cinemark Holdings, Inc.		112,214	3,312,557
IMAX Corp. (a)		48,551	1,845,909
Liberty Media Corp.-Liberty Formula One Class C (a)		225,505	19,382,155
Lionsgate Studios Corp. (a)		215,016	2,674,799
Live Nation Entertainment, Inc. (a)		172,538	27,250,652

		Shares	Value

Madison Square Garden Entertainment Corp. (a)		40,707	$2,724,112
Madison Square Garden Sports Corp. (a)		16,587	5,680,384
Netflix, Inc. (a)		889,149	83,233,238
Roku, Inc. (a)		138,866	16,186,221
Sphere Entertainment Co. (a)		27,172	3,870,651
TKO Group Holdings, Inc.		71,208	13,251,097
Walt Disney Co.		700,086	72,633,922
Warner Bros Discovery, Inc. (a)		1,842,224	49,832,159
			305,520,977
TOTAL ENTERTAINMENT	408,853,153
INTERACTIVE MEDIA & SERVICES – 47.9%
Interactive Media & Services – 47.9%
Alphabet, Inc. Class C		349,581	133,518,967
Alphabet, Inc. Class A		746,144	287,116,211
Angi, Inc. (a)		38,594	283,280
Cargurus, Inc. (a)		86,233	3,144,055
Cars.com, Inc. (a)		59,977	659,147
EverQuote, Inc. Class A (a)		30,451	439,104
Grindr, Inc. (a)		39,426	527,126
IAC, Inc. (a)		72,252	3,219,549
Match Group, Inc.		238,052	8,907,906
MediaAlpha, Inc. Class A (a)		31,391	267,137
Meta Platforms, Inc. Class A		587,227	359,330,074
Nextdoor Holdings, Inc. (a)		228,174	365,078
Pinterest, Inc. Class A (a)		632,464	12,434,242
QuinStreet, Inc. (a)		57,612	735,129
Reddit, Inc. Class A (a)		107,271	15,793,509
Rumble, Inc. (a)		80,379	605,254
Shutterstock, Inc.		26,592	429,993
Snap, Inc. Class A (a)		1,143,585	6,941,561
Taboola.com Ltd. (a)		149,620	562,571
TripAdvisor, Inc. (a)		105,495	1,174,159
Trump Media & Technology Group Corp. (a)		176,123	1,611,526
Yelp, Inc. (a)		62,127	1,714,705
Ziff Davis, Inc. (a)		41,933	1,918,854
ZoomInfo Technologies, Inc. (a)		280,322	1,752,013
TOTAL INTERACTIVE MEDIA & SERVICES	843,451,150
MEDIA – 8.7%
Advertising – 2.4%
Clear Channel Outdoor Holdings, Inc. (a)		267,285	641,484
DoubleVerify Holdings, Inc. (a)		147,614	1,626,706
Ibotta, Inc. Class A (a)		16,299	573,725
Magnite, Inc. (a)		152,521	1,954,557
NIQ Global Intelligence PLC (a)		62,638	684,633
Omnicom Group, Inc.		333,942	25,620,030
Stagwell, Inc. (a)		123,592	774,922

Quarterly Report	2

Common Stocks – continued
		Shares	Value
MEDIA – continued
Advertising – continued
Trade Desk, Inc. Class A (a)		467,385	$11,025,612
			42,901,669
Broadcasting – 1.9%
Fox Corp. Class A		221,004	14,031,544
Fox Corp. Class B		162,540	9,268,031
Nexstar Media Group, Inc.		30,605	6,370,125
Paramount Skydance Corp. Class B		340,314	3,484,815
Sinclair, Inc.		38,993	606,341
			33,760,856
Cable & Satellite – 2.9%
Charter Communications, Inc. Class A (a)		89,292	14,748,360
EchoStar Corp. Class A (a)		149,382	18,394,899
Liberty Broadband Corp. Class A (a)		17,441	670,257
Liberty Broadband Corp. Class C (a)		125,645	4,836,076
Optimum Communications, Inc. Class A (a)		259,074	409,337
Sirius XM Holdings, Inc.		196,386	5,290,639
Versant Media Group, Inc.		152,952	6,147,141
			50,496,709
Publishing – 1.5%
John Wiley & Sons, Inc. Class A		44,342	1,814,918
New York Times Co. Class A		163,399	12,913,423
News Corp. Class A		397,499	10,462,174
Scholastic Corp.		14,706	593,534
USA TODAY Co., Inc. (a)		148,369	1,072,708
			26,856,757
TOTAL MEDIA	154,015,991

		Shares	Value
WIRELESS TELECOMMUNICATION SERVICES – 3.0%
Wireless Telecommunication Services – 3.0%
Array Digital Infrastructure, Inc.		16,820	$835,786
Gogo, Inc. (a)		79,396	331,875
Telephone & Data Systems, Inc.		108,933	4,908,521
T-Mobile U.S., Inc.		242,233	47,356,551
TOTAL WIRELESS TELECOMMUNICATION SERVICES	53,432,733
TOTAL COMMON STOCKS (Cost $1,291,869,811)			1,696,327,978
Money Market Fund – 0.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 3.54% (b) (Cost $1,620,000)		1,620,000	1,620,000
TOTAL INVESTMENT IN SECURITIES – 96.3% (Cost $1,293,489,811)	1,697,947,978
NET OTHER ASSETS (LIABILITIES) (c) – 3.7%	64,812,128
NET ASSETS – 100.0%	$1,762,760,106

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $4,457,492 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini Communication Service Select Sector Index Contracts (United States)	430	June 2026	$65,806,125	$124,846	$124,846
The notional amount of futures purchased as a percentage of Net Assets is 3.7%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or
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Schedule of Investments (Unaudited)–continued
investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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